                                                                    EXHIBIT 10.7

                 CONTENT LICENSE AND CO-BRANDED AREA AGREEMENT

This content license and co-branded area agreement ("Agreement") is entered into as of the 15th day of April, 1998 ("Effective Date"), by and between Excite, Inc., a California corporation, located at 555 Broadway, Redwood City, California 94063 ("Excite"), and Mpath Interactive, Inc. (the "Content Provider"), a California corporation, located at 665 Clyde Avenue, Mountain View, California 94043 ("Content Provider").

                                   RECITALS

A.  Excite maintains a site on the Internet at http://www.excite.com (the
                                               ---------------------
    "Excite Site") and owns and/or manages related Web sites worldwide (collectively, the "Excite Network") which, among other things, allow its users to search for and access content and other sites on the Internet.

B. Content Provider owns and operates a branded multi-player interactive games service on the Web located at http://www.mplayer.com ("Mplayer.com") based on technology and the Mpath Interactive system that enables users to play multi-player games over the Internet whether through third party personal computer resident games or online only games.

C. Excite and Content Provider wish to create, on the World Wide Web, an area for Excite that contains online, interactive computer games and to promote each other's services as more fully set forth in this Agreement.

Therefore, the parties agree as follows:

1.    THE CONTENT OF THE EXCITE SITE

      a) Content Provider will create and design Web pages (the "Excite Co-Branded Pages"). The Excite Co-Branded Pages will incorporate the content outlined in Exhibit A (the "Co-Branded Content"). The Excite Co-Branded Pages will display the name and/or brands of Content Provider and Excite. Content Provider and Excite will collaborate on the "look and feel" of the Excite Co-Branded Pages including, but not limited to, the display, appearance and placement of the parties' respective names and/or brands and of advertising displayed on the Excite Co-Branded Pages. Excite will have final approval over the "look and feel" of the Excite Co-Branded Pages, which approval will not be unreasonably withheld or delayed.

      b)  The Excite Co-Branded Pages will reside completely on the Excite Site.

      c) Content Provider agrees that the Excite Co-Banded Pages will at all times (allowing for a commercially reasonable delay for implementation) feature the full array of options and features generally made available by Content Provider for web pages

                   [XXXXX] CONFIDENTIAL TREATMENT REQUESTED
OMMITTED PORTIONS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION produced for other third-party mplayer.com content license and co-branding relationships in similar circumstances, terms and conditions.

      d) Excite will promote the Excite Co-Branded Pages through the Games Channel on Excite.com. In the event that changes in Internet technologies, Internet advertising markets or other factors lead to the elimination of the channel structure from the Excite Network, Excite and Content Provider will negotiate in good faith to adapt this Agreement to such changes.

      e) Excite, at its option, will have the right to promote Mplayer Plus throughout the Excite Games Channel and/or Excite Co-Branded Pages. "Mplayer Plus" means the area on Mplayer.com where users must pay a subscription fee for game play.

      f) Excite will have sole responsibility for providing, hosting and maintaining, at its expense, Excite.com.


2.    THE CO-BRANDED AREA OF MPLAYER.COM

      a) Content Provider will create and design Web pages (the "Partner Co-Branded Pages") outlined in Exhibit B. The Partner Co-Branded Pages will display the name and/or brands of Content Provider and Excite. Content Provider and Excite will collaborate on the "look and feel" of the Excite Co-Branded Pages including, but not limited to, the display, appearance and placement of the parties' respective names and/or brands and of advertising displayed on the Partner Co-Branded Pages. Excite will have final approval over the "look and feel" of the Partner Co-Branded Pages, which approval will not be unreasonably withheld or delayed.

      b) Content Provider will incorporate a link to the Excite Games Channel on the Content Provider's home page.

      c) The launch button for the Co-Branded Gizmo client, outlined in Exhibit B, will be co-branded and will link to a co-branded page on the Content Provider's site.

      d)  The Partner Co-Branded Pages will reside completely on Mplayer.com.

      e) Excite and Content Provider will work together to integrate the registration data that is collected through this Agreement into Excite's universal registration service once it is live on the Excite Network.

      f) Content Provider will be responsible for hosting the download of the game client and the online game play.

                   [XXXXX] CONFIDENTIAL TREATMENT REQUESTED
OMMITTED PORTIONS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

      g) Content Provider will be responsible for providing and maintaining, at its expense, Mplayer.com, the Partner Co-Branded Pages, the Excite Co-Branded Content and all billing, consumer usage reporting, fulfillment and customer support related thereto.

      h) Excite and Content Provider agree to attend quarterly meetings to review the burden of this responsibility and to make changes, in good faith, as appropriate to preserve the performance integrity of mplayer.com and the Excite Site based on costs of performance, and any other relevant business considerations. If the parties are unable to come to terms then either party may terminate the Agreement with a thirty (30) day written notice.

3.  ADVERTISING

      a) Excite will be solely responsible for selling advertising on Excite Co-Branded Pages and retain [XXXXX] of the revenue generated on their URL.

      b) Content Provider will be solely responsible for selling advertising on Partner Co-Branded Pages and will retain [XXXXX] of the revenue generated on their URL.

      c) Content Provider will pay Excite a [XXXXX] bounty for each Excite user to subscribe to Mplayer Plus provided that Excite maintains an Mplayer Plus promotion page on the Excite Site.

      d) Payments by Content Provider to Excite will be due within [XXXXX] of the end of each calendar month.

      e) With each payment, Content Provider will provide to Excite documentation reasonably detailing the calculation of the payment.

      f) Content Provider will maintain accurate gaap (generally accepted accounting practice) records with respect to the calculation of all payments due under this Agreement. Excite may, upon no less than thirty (30) days prior written notice to Content Provider, cause an independent Certified Public Accountant to inspect the records of Content Provider reasonably related to the calculation of such payments during Content Provider's normal business hours. The fees charged by such Certified Public Accountant in connection with the inspection will be paid by Excite unless the payments made to Excite are determined to have been less than [XXXXX] of the payment owed to Excite, in which case Content Provider will be responsible for the payment of the reasonable fees for such inspection.

      g) Neither party will make any public statement, press release or other announcement relating to the terms of or existence of this Agreement without the prior written approval of the other. Notwithstanding the foregoing, the parties agree to issue an

                   [XXXXX] CONFIDENTIAL TREATMENT REQUESTED
OMMITTED PORTIONS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION initial press release regarding the relationship between Excite and Content Provider, the timing and wording of which will be mutually agreed upon.


4.  USER DATA

      a) For the purposes of this Agreement, "User Data" means all user registration information submitted by users hyperlinked to Mplayer.com from the Excite Network during the term of the Agreement. The parties acknowledge that any individual user of the Internet could be a user of Excite and/or Content Provider through activities unrelated to this Agreement and that user data gathered independent of this Agreement, even from individuals who are users of both parties' services, will not be deemed to be "User Data" for the purposes of this Agreement. Expressly excluded from User Data is the Confidential Information (as defined below in the section on confidentiality) of Content Provider's developers and Mplayer.com usage data.

      b) User Data will be deemed to be the joint property of the parties and, subject to the limitations contained herein, both parties will retain all rights to make use of any User Data obtained through this Agreement.

      c) Content Provider will provide to Excite all User Data collected by Content Provider within thirty (30) days following the end of each calendar month during the term of this Agreement in a mutually determined electronic format.

      d) Unless users select to be placed on mailing lists by an "opt-in" election, Content Provider will not use User Data to directly or indirectly solicit any Excite-only subset of Mplayer.com users either individually or in the aggregate during the term of this Agreement and for a period of [XXXXX] following the expiration or termination of this Agreement.

      e) Neither party will sell, disclose, transfer or rent any User data for the purpose of identifying a specific named individual ("Individual Data") to any third party nor will either party use Individual Data on behalf of any third party without the express permission of the individual user. Where user permission for dissemination of Individual Data to third parties has been obtained, each party will use commercially reasonable efforts to require the third party recipients of Individual Data to provide an "unsubscribe" feature in any email communications generated by, or on behalf of, the third party recipients of Individual Data.

      f) Notwithstanding the foregoing, each party may disclose Confidential Information or User Data (i) to the extent required by a court of competent jurisdiction or other governmental authority or otherwise as required by law or (ii) on a "need-to-know" basis under an obligation of confidentiality to its legal counsel, accountants, banks and other financing sources and their advisors.

                   [XXXXX] CONFIDENTIAL TREATMENT REQUESTED
OMMITTED PORTIONS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

5.  USAGE REPORTS

      a) Content Provider will provide to Excite via email or by World Wide Web interface with usage reports containing the information set forth in Exhibit C ("Usage Reports"). Each Usage Report will cover a calendar month and will be delivered within fifteen (15) days following the end of the applicable month. The parties may, by mutual written agreement, alter the content of such Usage Reports.

      b) Excite will provide to Content Provider via email or by World Wide Web interface with usage reports containing the information set forth in Exhibit C ("Usage Reports"). Each Usage Report will cover a calendar month and will be delivered within fifteen (15) days following the end of the applicable month. The parties may, by mutual written agreement, alter the content of such Usage Reports.

      c) BOTH PARTIES WILL USE REASONABLE EFFORTS TO ENSURE THE ACCURACY OF THE USAGE REPORTS BUT NEITHER PARTY WARRANTS THAT THE USAGE REPORTS WILL CONFORM TO ANY SPECIFICATIONS AT ANY GIVEN TIME. NEITHER PARTY WILL BE HELD LIABLE FOR ANY CLAIMS AS THEY RELATE TO SUCH USAGE REPORTS, EXCEPT TO THE EXTENT THAT SUCH USAGE REPORTS SERVE AS THE BASIS FOR PAYMENTS UNDER THIS AGREEMENT.

6.  CONTENT OWNERSHIP AND LICENSE

      a) Content Provider will retain all right, title and interest in and to the Co-Branded Content, Mplayer.com and the Co-Branded Pages worldwide (including, but not limited to, ownership of all copyrights and other intellectual property rights therein). Subject to the terms and conditions of this Agreement, Content Provider hereby grants to Excite a non-exclusive, worldwide license to use, reproduce, distribute, transmit and publicly display the Co-Branded Content to Excite's wholly-owned subsidiaries or to joint ventures in which Excite participates for the sole purpose of using, reproducing, distributing, transmitting and publicly displaying the Co-Branded Content in accordance with this Agreement.

      b) Excite will retain all right, title, and interest in and to the Excite Network worldwide (including, but not limited to, ownership of all copyrights, look and feel and other intellectual property rights therein).

      c) There are no implied licenses granted under this Agreement. Neither party may reverse engineer, reverse compile, reduce to human perceivable form, or disassemble any software of the other party, except as expressly authorized in this Agreement.

7.  TRADEMARK OWNERSHIP AND LICENSE

                   [XXXXX] CONFIDENTIAL TREATMENT REQUESTED
OMMITTED PORTIONS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

      a) Content Provider will retain all right, title and interest in and to its trademarks, service marks and trade names worldwide, subject to the limited license granted to Excite hereunder.

      b) Excite will retain all right, title and interest in and to its trademarks, service marks and trade names worldwide, subject to the limited license granted to Content Provider hereunder.

      c) Each party hereby grants to the other a non-exclusive, limited license to use its trademarks, service marks or trade names only as specifically described in this Agreement. All such use shall be in accordance with each party's reasonable policies regarding advertising, trademark prominence, dilution and abuse and usage as established from time-to-time.

      d) Upon the expiration or termination of this Agreement, each party will cease using the trademarks, service marks and/or trade names of the other except:

             i)   As the parties may agree in writing; or

             ii)  To the extent permitted by applicable law.

8.  TERM

             The term of this Agreement will begin on the Effective Date and will end [XXXXX] thereafter. This Agreement will automatically renew for additional terms of [XXXXX] each, unless either party notifies the other in writing at least thirty (30) days prior to automatic renewal that it does not wish to renew this Agreement.

9.  TERMINATION

      a) Either party may terminate this Agreement if the other party materially breaches its obligations hereunder and such breach remains uncured for thirty (30) days following the notice to the breaching party of the breach, with the following exception:

               i) In the event of [XXXXX] errors, failures or outages (beyond the industry Internet norm for errors, failures or outages) of the Co-Branded Content and/or Partner Co-Branded Pages in any thirty (30) day period, Excite may elect to immediately terminate this Agreement upon written notice to Content Provider and enter into other arrangements for the acquisition of similar content.

      b) All payments that have accrued prior to the termination or expiration of this Agreement will be payable in full within thirty (30) days thereof.

                   [XXXXX] CONFIDENTIAL TREATMENT REQUESTED
OMMITTED PORTIONS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

      c) The provisions of Section 10 (Confidentiality), Section 11 (Warranty and Indemnity), Section 12 (Limitation of Liability) and Section 13 (Dispute Resolution) will survive any termination or expiration of this Agreement.

10. CONFIDENTIALITY

      a) For the purposes of this Agreement, "Confidential Information" means information about the disclosing party's (or its suppliers') business or activities that is proprietary and confidential, which shall include all business, financial, technical and other information of a party marked or designated by such party as "confidential or "proprietary"; or information which, by the nature of the circumstances surrounding the disclosure, ought in good faith to be treated as confidential.

      b) Confidential Information will not include information that (i) is in or enters the public domain without breach of this Agreement, (ii) the receiving party lawfully receives from a third party without restriction on disclosure and without breach of a nondisclosure obligation, or (iii) the receiving party knew prior to receiving such information from the disclosing party or develops independently.

      c) Each party agrees that it will: (i) not disclose to any third party or use any Confidential Information disclosed to it by the other except as expressly permitted in this Agreement and (ii) take all reasonable measures to maintain the confidentiality of all Confidential Information of the other party in its possession or control, which will in no event be less than the measures it uses to maintain the confidentiality of its own information of similar importance.

      d) Notwithstanding the foregoing, each party may disclose Confidential Information (i) to the extent required by a court of competent jurisdiction or other governmental authority or otherwise as required by law or (ii) on a "need-to-know" basis under an obligation of confidentiality to its legal counsel, accountants, banks and other financing sources and their advisors.

      e) The information contained in the Usage Reports provided by the Content Provider hereunder will be deemed to be the Confidential Information of the disclosing party.

      f) The terms and conditions of this Agreement will be deemed to be the Confidential Information of each party and will not be disclosed without the written consent of the other party.

11. WARRANTY AND INDEMNITY

      a) Content Provider warrants that it owns, or has obtained the right to distribute and make available as specified in this Agreement, any and all content provided to Excite or made available to third parties in connection with this Agreement.

                   [XXXXX] CONFIDENTIAL TREATMENT REQUESTED
OMMITTED PORTIONS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

      b) Content Provider will indemnify, defend and hold harmless Excite, its affiliates, officers, directors, employees, consultants and agents from any and all third party claims, liability, damages and/or costs (including, but not limited to, attorneys fees) arising from:

             i)   The breach of Section 11(a);

             ii) Any claim that the Co-Branded Content and/or Partner Co-Branded Pages infringes or violates any third party's copyright, patent, trade secret, trademark, right of publicity or right of privacy or contains any defamatory content; or

             iii) Any claim arising from content displayed on the Mplayer.com other than the Co-Branded Content and/or Partner Co-branded Pages.

      a) Excite will promptly notify Content Provider of any and all such claims and will reasonably cooperate with Content Provider with the defense and/or settlement thereof; provided that, if any settlement requires an affirmative obligation of, results in any ongoing liability to or prejudices or detrimentally impacts Excite in any way and such obligation, liability, prejudice or impact can reasonably be expected to be material, then such settlement shall require Excite's written consent (not to be unreasonably withheld or delayed) and Excite may have its own counsel in attendance at all proceedings and substantive negotiations relating to such claim.

      b) EXCEPT AS SPECIFIED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTY IN CONNECTION WITH THE SUBJECT MATTER OF THIS AGREEMENT AND HEREBY DISCLAIMS ANY AND ALL IMPLIED WARRANTIES, INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE REGARDING SUCH SUBJECT MATTER.

12. LIMITATION OF LIABILITY

      EXCEPT UNDER SECTION 11(b), IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, WHETHER OR NOT THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. THE LIABILITY OF EITHER PARTY FOR DAMAGES OR ALLEGED DAMAGES HEREUNDER, WHETHER IN CONTRACT, TORT OR ANY OTHER LEGAL THEORY, IS LIMITED TO, AND WILL NOT EXCEED, THE AMOUNTS ACTUALLY PAID BY CONTENT PROVIDER TO EXCITE HEREUNDER.

13. DISPUTE RESOLUTION

                   [XXXXX] CONFIDENTIAL TREATMENT REQUESTED
OMMITTED PORTIONS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

      a) The parties agree that any breach of either of the parties' obligations regarding the other party's intellectual property rights and/or confidentiality may result in irreparable injury for which there is no adequate remedy at law. Therefore, in the event of any breach or threatened breach of a party's obligations regarding the other party's intellectual property rights or confidentiality, the aggrieved party will be entitled to seek equitable relief in addition to its other available legal remedies in a court of competent jurisdiction. For the purposes of this section only, the parties consent to venue in either the state courts of the county in which Excite has its principal place of business or the United States District Court for the Northern District of California.

      b) In the event of disputes between the parties arising from or concerning in any manner the subject matter of this Agreement, other than disputes arising from or concerning the other party's intellectual property rights and/or confidentiality, the parties will first attempt to resolve the dispute(s) through good faith negotiation. In the event that the dispute(s) cannot be resolved through good faith negotiation, the parties will refer the dispute(s) to a mutually acceptable mediator for hearing in the county in which Excite has its principal place of business.

      c) In the event that disputes between the parties arising from or concerning in any manner the subject matter of this Agreement, other than disputes arising from or concerning the other party's intellectual property rights and/or confidentiality, cannot be resolved through good faith negotiation and mediation, the parties will refer the dispute(s) to the JAMS End Dispute for resolution through binding arbitration by a single arbitrator pursuant to the JAMS End Dispute's rules applicable to commercial disputes. The JAMS proceeding will be held in the county in which Excite has its principal place of business.

14. GENERAL

      a)  Assignment. Neither party may assign this Agreement, in whole or in
          ----------
          part, without the other party's written consent (which will not be unreasonably withheld), except that no such consent will be required in connection with a merger, reorganization or sale of all, or substantially all, of such party's assets or equity. Any attempt to assign this Agreement other than as permitted above will be null and void.

      b)  Governing Law. This Agreement will be governed by and construed in
          -------------
          accordance with the laws of the State of California, notwithstanding the actual state or country of residence or incorporation of Content Provider.


      c)  Notice. Any notice under this Agreement will be in writing and
          ------
          delivered by personal delivery, express courier, confirmed facsimile, confirmed email or certified or registered mail, return receipt requested, and will be deemed given upon personal delivery, one (1) day after deposit with express courier, upon confirmation of receipt

                   [XXXXX] CONFIDENTIAL TREATMENT REQUESTED
OMMITTED PORTIONS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION of facsimile or email or five (5) days after deposit in the mail. Notices will be sent to a party at its address set forth below or such other addresses as that party may specify in writing pursuant to this Section.


      d)  No Agency. The parties are independent contractors and will have no
          ---------
          power or authority to assume or create any obligation or responsibility on behalf of each other. This Agreement will not be construed to create or imply any partnership, agency or joint venture.

      e)  Force Majeure. Any delay in or failure of performance by either party
          -------------
          under this Agreement will not be considered a breach of this Agreement and will be excused to the extent caused by any occurrence beyond the reasonable control of such party including, but not limited to, acts of God, power outages and governmental restrictions.

      f)  Severability. In the event that any of the provisions of this
          ------------
          Agreement are held by to be unenforceable by a court or arbitrator, the remaining portions of the Agreement will remain in full force and effect.

      g)  Entire Agreement. This Agreement is the complete and exclusive
          ----------------
          agreement between the parties with respect to the subject matter hereof, superseding any prior agreements and communications (both written and oral) regarding such subject matter. This Agreement may only be modified, or any rights under it waived, by a written document executed by both parties.


Mpath Interactive, Inc.            Excite, Inc.

By:    /s/ Thomas Garland          By:    /s/ Robert Hood
       -----------------------            -------------------------

Name:  Thomas Garland              Name:  Robert Hood
       -----------------------            -------------------------

Title: Vice President              Title: EVP, CAO/CFO
       -----------------------            -------------------------

Date:  4/16/98                     Date:  4/15/98
       -----------------------            -------------------------

665 Clyde Avenue                   555 Broadway
Mountain View, CA 94043            Redwood City, California 94063
650-429-3900 (voice)               650.568.6000 (voice)
650-429-1954 (fax)                 650.568.6030 (fax)

                   [XXXXX] CONFIDENTIAL TREATMENT REQUESTED
OMMITTED PORTIONS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                                   EXHIBIT A

                        CO-BRANDED CONTENT DESCRIPTION

     Content Provider will include the following Co-Branded Content on the Co-Branded Pages:

     1.   Game Information Pages
          (a)  Main Game Page
          (b)  Game FAQ (when available)
          (c)  Game Quick Start (Read Me)

1.      Mplayer.com Help Information

2.      Mplayer.com Install Information

3.      Mplayer.com PLUS Promotion Pages

4.      Download Information Page


     Links to Mplayer.com content on the Co-Branded Pages will include:

     1. Mplayer.com Registration

     2. Mplayer.com Support Pages

     3. Intermediate Gizmo Launch Page

     4. Other Game-related links


     Channel Page, Game-Specific News, Rankings, Ladders, Teams, Events, Forum
         BBs, and other Mplayer.com game-related links as appropriate.


     See attached

                   [XXXXX] CONFIDENTIAL TREATMENT REQUESTED
OMMITTED PORTIONS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                                   EXHIBIT B

                           PARTNER CO-BRANDED PAGES

Content Provider will co-brand the following Web pages and/or applications:

 . Gizmo Client -- the Content Provider will customize pages within the Gizmo client to highlight games specified by Excite

 .  Content Provider's home page for Excite desktop launch

 .  Partner Co-Branded Pages may link to non-co-branded Web pages on mplayer.com


See attached

                   [XXXXX] CONFIDENTIAL TREATMENT REQUESTED
OMMITTED PORTIONS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                                   EXHIBIT C

                    DESCRIPTION AND FORMAT OF USAGE REPORTS

1. Content Provider will provide to Excite, on a monthly basis, usage reports containing the following information:

     a. Total number of advertising impressions on the Mplayer.com Gizmo client software;

     b.  Number of hours Excite users play games;

     c.  Number of Excite subscribers to Mplayer Plus;

     d.  Conversion rate of Excite users to Mplayer Plus.

1. Excite will provide to Content Provider, on a monthly basis, usage reports containing the following information:

a.   Total number of page views on the Excite Co-Branded Pages.

                   [XXXXX] CONFIDENTIAL TREATMENT REQUESTED
OMMITTED PORTIONS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION